                                                                   EXHIBIT 10(j)

                                TIDEWATER INC.
                   EXECUTIVES' SUPPLEMENTAL RETIREMENT TRUST
                    (As Restated Effective October 1, 1999)


     WHEREAS, Tidewater Inc., a Delaware corporation (the "Company") maintains the Executives' Supplemental Retirement Trust (the "Trust"), the provisions of which are at present expressed in a trust restatement effective January 1, 1993 and amendments thereto effective January 20, 1994, September 30, 1996, and two amendments effective October 1, 1999;

     WHEREAS, the Board of Directors has authorized the restatement of the Trust, as amended, Section 11(a) of the Trust authorizes such amendment, and the Board of Directors has determined that this restatement does not deprive any participant or beneficiary in the Plans (as defined below) of any accrued right or benefit under the Plans;

     WHEREAS, the Company has adopted the Tidewater Inc. Supplemental Executive Pension Plan (the "Pension SERP") for the benefit of certain management or highly compensated employees and for the benefit of employees of related employers (the Company and each related employer hereinafter referred to as "Employer" or collectively as "Employers") and the Company and/or its subsidiaries have entered into and may continue to enter into Change of Control Agreements (the "Change of Control Agreements") and certain other non-qualified deferred compensation plans or agreements, which may be designated by the Company's Board of Directors as plans or agreements for which the Trust may be used ("Other Plans"), (the Pension SERP, the Change of Control Agreements and Other Plans, collectively referred to herein as the "Plans");

     WHEREAS, the Employers have incurred or expect to incur liability under the terms of such Plans with respect to the individuals participating in such Plans;

     WHEREAS, the Employers wish to restate the Trust previously established to assist in satisfying obligations under the Plans and to contribute to the Trust assets that shall be held therein, subject to the claims of an Employer's creditors in the event of an Employer's Insolvency, as herein defined, until paid to Plan participants and their beneficiaries in such manner and at such times as specified in the Plans; and

     WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plans as unfunded plans maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974;

     NOW THEREFORE, the Trust is hereby restated to read its entirety as follows:

     SECTION 1.  ESTABLISHMENT OF TRUST
                 ----------------------

     (a) The Employers have previously deposited with Trustee in trust funds to be held, administered and disposed of by Trustee as provided in this Trust Agreement.

     (b) Except as provided in Sections 3 and 4, the Trust hereby established shall be irrevocable.

     (c) The Trust is intended to be a grantor trust, of which the Employers are the grantors, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly. The Employers are also the sole income and principal beneficiaries of the Trust for purposes of La. R. S. 9:1805, et seq.

     (d) The principal of the Trust, and any earnings thereon shall be held separate and apart from other funds of the Employers and shall be applied for the uses and purposes of Plan participants and general creditors as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plans and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against the Employers.

     (e) Each Employer shall be the grantor and owner for income tax purposes of that portion of the Trust attributable to amounts funded by such Employer. Such amounts with respect to a particular Employer, including earnings, are hereinafter referred to as an "Employer Trust Fund." An Employer Trust Fund is available to such Employer's creditors in the event of Insolvency, as defined in
Section 3(a) herein, of such Employer. The Trustee shall separately account for each Employer Trust Fund.

     (f) The Employers, in their sole discretion, may at any time, or from time to time, make additional deposits of cash or other property in trust with Trustee to augment the principal to be held, administered and disposed of by Trustee as provided in this Trust Agreement. Neither Trustee nor any Plan participant or beneficiary shall have any right to compel such additional deposits.

     (g) (1) Upon a Potential Change of Control (as defined in Section 12 hereof), the Company shall make (or shall cause the respective Employers to make), as soon as possible, but in no event later than fifteen (15) business days following the Potential Change of Control, a contribution (which contribution shall be, except as otherwise provided in Sections 1(g)(2), 3, 4 and 11 hereof, an irrevocable contribution) to the Trust in an amount which (when aggregated with the assets then held by the Trust, valued at their then fair market value) is equal to (i) the present value of the maximum benefits in which all Plan participants (or their beneficiaries) would be vested pursuant to the terms of the Plans as of the date on which the Potential Change of Control occurred (calculated as if such Potential Change of Control were also a "Change of Control" as defined in the relevant Plan and as if any vesting of benefits which the relevant Plan requires upon a Change of Control had already occurred), plus (ii) a reasonable estimated amount for the Trust's expenses during its term (such estimate not to exceed one percent (1%) of such present value). The sum of the amounts described in items (i) and (ii) of the immediately preceding sentence is hereinafter called the "Required Funding Amount." The Company hereby authorizes and directs its chief executive officer, and its chief financial officer, or either of them acting alone, to contribute (or to cause the respective Employers to contribute) the Required Funding Amount without the further approval of the board of directors of the Company (the "Board"). The Company shall be solely responsible for the determination of the contribution.

The Trustee shall be entitled to rely upon the calculation of such contribution and shall have no responsibility to determine whether the amount of such contribution is consistent with the provisions of this Section 1(g)(1) or the terms of the Plans.

          (2) In the event that, prior to any delivery pursuant to Section 1(g)(1) hereof, the Trust was only nominally funded and the Company delivers an amount to the Trustee upon a Potential Change of Control pursuant to Section 1(g)(1) hereof, the Trustee, when directed by the Company to do so, shall return substantially all the Trust assets (retaining a nominal portion of such assets as corpus for the continuing Trust) to the Company on the last day of the eighteenth month following the month in which the Potential Change of Control occurred, unless a Change of Control shall have occurred during such eighteen-month period. In the event that, prior to any delivery pursuant to Section 1(g)(1), the Trust had been more than nominally funded by discretionary contributions from the Company which were calculated with reference to the present value of Plan benefits from time to time and the Company delivers an amount to the Trustee upon a Potential Change of Control pursuant to Section 1(g)(1) hereof, the Trustee, when directed by the Company to do so, shall return the portion of such Section 1(g)(1) delivery which is equal to the sum of (i) the amount the Company certifies to be equal to the Plan benefits attributable solely to Change-of-Control vesting and (ii) the Trustee's estimate of the Trust's expenses (retaining the balance of the Trust assets as corpus for the continuing Trust) to the Company on the last day of the eighteenth month following the month in which the Potential Change of Control occurred, unless a Change of Control shall have occurred during such eighteen-month period. Such eighteen-month period shall begin anew (thus postponing any such discretionary return of Trust assets) in the event of any subsequent Potential Change of Control occurring during such initial period or any subsequent period.

          (3) Following the end of each calendar year which ends after a Potential Change of Control has occurred, unless the assets delivered to the Trustee pursuant to Section 1(g)(1)in connection with such Potential Change of Control (or a portion of such assets) shall have previously been returned to the Company pursuant to Section 1(g)(2) hereof or the Trust shall have previously terminated pursuant to Section 11 hereof, the Company shall recalculate the Required Funding Amount as if such Potential Change of Control had occurred at the end of such calendar year. Not later than sixty (60) days after each such calendar year-end, the Trustee shall give notice to the Company as to the fair market value of assets held in the Trust as of such calendar year-end. If such recalculated Required Funding Amount exceeds the fair market value of the assets then held in the Trust, the Company shall within five days after receipt of information from the Trustee pursuant to the immediately preceding sentence pay (or cause the respective Employers to pay) to the Trustee an amount in cash (or marketable securities or any combination thereof) equal to such excess; provided, however, that if no such information has been received by the Company before the ninetieth (90th) day following the respective calendar year-end, then on or before the ninety-fifth (95th) day the Company shall pay (or cause the respective Employers to pay) to the Trustee an amount in cash (or marketable securities or any combination thereof) equal to the amount so paid the immediately preceding year. The Company hereby authorizes and directs its chief executive officer, and its chief financial officer, or either of them acting alone, to make such additional contributions (or to cause such additional contributions to be made) without the further approval of the Board. The Company shall calculate the amount of any contribution required hereunder in good faith. The Trustee shall have no liability to review any such calculation or to collect any contribution required hereunder.

     (h) All capitalized terms not defined in this Trust Agreement shall have the same meaning as they have under the Plans or, if not defined in the Plans, as defined in the Tidewater Pension Plan (the "Pension Plan").

     (i) Any ambiguities or gaps in this Trust Agreement shall be resolved by reference to the applicable Plan document first and then by reference to the Tidewater Pension Plan Trust Agreement (the "Pension Trust"), if applicable, but only if consistent with the purposes set forth in this Trust.

     (j) The Trustee shall account separately for monies contributed pursuant to the Pension SERP and earnings thereon for each Employer Trust Fund, for monies contributed pursuant to each Change of Control Agreement and earnings thereon for each Employer Trust Fund and for monies contributed pursuant to any Other Plan and earnings thereon for each Employer Trust Fund and shall keep separate bookkeeping accounts for that purpose to be known as the Pension Account, the Change of Control Accounts, and the Other Plan Account. Additional accounts may be established at the request of the Company. Except as otherwise provided herein, the Trustee may collectively invest some or all of the funds credited to the Pension Account, the Change of Control Accounts, and the Other Plan Account so long as separate bookkeeping records are maintained. Only benefits under the Pension SERP shall be paid from the Pension Account, only benefits under the particular Change of Control Agreement shall be paid from the Change of Control Account related to such Agreement and only benefits under the Other Plan Account shall be paid from that account. In general, only benefits under a particular Plan account shall be paid from that account.

     (k) The Trustee shall accept contributions from each Employer in an amount that is required to be deposited in the Trust with respect to the named Plan participant or beneficiary pursuant to the terms of the applicable Change of Control Agreement between the Employer and such participant.

     SECTION 2.  PAYMENTS TO PLAN PARTICIPANTS AND THEIR BENEFICIARIES.
                 -----------------------------------------------------

     (a) Company shall deliver to Trustee a schedule (the "Payment Schedule") that indicates the amounts payable in respect of each Plan participant (and his or her beneficiaries), that provides a formula or other instructions acceptable to Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Plans), and the time of commencement for payment of such amounts. Except as otherwise provided herein, Trustee shall make payments to the Plan participants and their beneficiaries in accordance with such Payment Schedule. When requested by the Employers, and in reliance upon information provided by the Employers, the Trustee shall make provision for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plans and shall pay amounts withheld to the appropriate taxing authorities.

     (b) The entitlement of a Plan participant or his or her beneficiaries to benefits under the Plans shall be determined by Company or such party as it shall designate under the Plans, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plans.

     (c) An Employer may make payment of benefits directly to Plan participants or their beneficiaries as they become due under the terms of the Plans. Company shall notify Trustee of a decision to make payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plans, the Employer shall make the balance of each such payment as it falls due. Trustee shall notify Company where principal and earnings are not sufficient.

     (d) All distributions shall be in the form of cash.

     SECTION 3.  TRUSTEE RESPONSIBILITY REGARDING PAYMENTS TO
                 --------------------------------------------
                 TRUST BENEFICIARY WHEN AN EMPLOYER IS INSOLVENT.
                 -----------------------------------------------

     (a) Trustee shall cease payment of benefits to Plan participants and their beneficiaries from an Employer Trust Fund if such Employer is Insolvent. An Employer shall be considered "Insolvent" for purposes of this Trust Agreement if
(i) such Employer is unable to pay its debts as they become due, or (ii) such Employer is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

     (b)  At all times during the continuance of this Trust, as provided in
Section 1(e) hereof, the principal and income of the Trust shall be subject to claims of general creditors of such Employer under federal and state law as set forth below.

          (1) The Board of Directors and the Chief Executive Officer of an Employer shall have the duty to inform Trustee in writing of such Employer's Insolvency. If a person claiming to be a creditor of an Employer alleges in writing to Trustee that such Employer has become Insolvent, Trustee shall determine whether such Employer is Insolvent and, pending such determination, Trustee shall discontinue payment of benefits to Plan participants or their beneficiaries from such Employer's Trust Fund.

          (2) Unless Trustee has actual knowledge of such Employer's Insolvency, or has received notice from an Employer or a person claiming to be a creditor alleging that such Employer is Insolvent, Trustee shall have no duty to inquire whether such Employer is Insolvent. Trustee may in all events rely on such evidence concerning such Employer's solvency as may be furnished to Trustee and that provides Trustee with a reasonable basis for making a determination concerning such Employer's solvency.

          (3) If at any time Trustee has determined that an Employer is Insolvent, Trustee shall discontinue payments to Plan participants or their beneficiaries from such Employer's Trust Fund and shall hold the assets of such Trust for the benefit of such Employer's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Plan participants or their beneficiaries to pursue their rights as general creditors of an Employer with respect to benefits due under the Plans or otherwise.

          (4) Trustee shall resume the payment of benefits to Plan participants or their beneficiaries from an Employer's Trust Fund in accordance with Section 2 of this Trust Agreement only after Trustee has determined that such Employer is not Insolvent (or is no longer Insolvent).

          (5) In no event shall the Employer Trust Fund of one Employer be available to the creditors of any other Employer and to that extent shall be held subject to the maximum restraint on involuntary alienation permitted by the Louisiana Trust Code.

     (c) Provided that there are sufficient assets, if Trustee discontinues the payment of benefits from the Trust pursuant to Section 3(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plans for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants or their beneficiaries by the Employer in lieu of the payments provided for hereunder during any such period of discontinuance.

     (d)  Overriding Provisions. To the extent inconsistent with any other
          ---------------------
provision of this Trust document, the provisions of this Section 3, if they become applicable, shall govern.

     SECTION 4.  PAYMENTS TO COMPANY.
                 -------------------

     Except as provided in Section 3 hereof, an Employer shall have no right or power to direct Trustee to return to such Employer or to divert to others any of the Trust assets before all payment of benefits has been made to Plan participants and their beneficiaries pursuant to the terms of the Plan; provided, however, that an Employer shall have the right at any time (except as provided in the next paragraph) to revoke the Employer Trust Fund attributable to it, in part or in whole, provided that the assets remaining in the Employer Trust Fund after the revocation have a value that is no less than 100% of the present value of the accrued benefits of the Participants in the Employer's Plan, based on the provisions of the Plan in effect on the date of the revocation, as determined by an actuary as of a date that is within 30 days of the date of the revocation, using the same methods to determine actuarial equivalents as are being used at that time to determine funding obligations under the Tidewater Pension Plan. An Employer revoking the Trust under this paragraph shall certify to the Trustee that the requirements of this paragraph have been met, and the Trustee shall be entitled to rely upon such certification

     The Company shall not have the right to revoke the Trust after the occurrence of a Change of Control or a Potential Change of Control; provided, however, that if no Change of Control occurs by the end of the 18-month period following a Potential Change of Control, this limitation will be lifted at that time. If a later Potential Change of Control occurs, even if prior to the end of the 18-month period beginning with a prior Potential Change of Control, a new 18-month period shall run from the occurrence of the later Potential Change of Control.

     SECTION 5.  INVESTMENT AUTHORITY.
                 --------------------

     (a) All amounts corresponding to accrued supplemental pension benefits under the Pension SERP, all amounts contributed pursuant to each Change of Control Agreement and all amounts contributed pursuant to any Other Plan shall be held in the Trust in one or more general investment funds (the "General Funds") and invested in authorized investments under the terms of the Pension Trust (but excluding securities issued by the Company) selected in the discretion of the Trustee. The Compensation Committee of the Board of Directors of Company may appoint an investment manager, in which event the provisions on the responsibilities of the Investment Manager and the Trustee as set forth in the Pension Trust apply.

     (b) The Employers shall have the right at any time, and from time to time in its sole discretion, to substitute assets of equal fair market value for any assets held by the Trust. This right is exercisable by the Employers in a non-fiduciary capacity without the approval or consent of any person in a fiduciary capacity.

     SECTION 6.  DISPOSITION OF INCOME.
                 ---------------------

     During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested.

     SECTION 7.  ACCOUNTING BY TRUSTEE.
                 ---------------------

     Within a reasonable period after the close of each calendar quarter, the Trustee shall furnish the Employee Benefits Committee of Company with a complete accounting showing the assets held in each of the investment funds in the Trust as of the last day of the quarter and their fair market value. The accounting also shall contain a statement of any purchases, sales, distributions, and contributions during the calendar quarter. The accounting shall indicate what proportions of each investment fund is attributable to the Pension Account, what proportion is attributable to the Change of Control Account, and what proportion is attributable to the Other Plan Account.

     SECTION 8.  RESPONSIBILITY OF TRUSTEE.
                 -------------------------

     (a) The Trustee shall have no obligation (i) to ascertain the correctness of any information it receives from the Company's Employee Benefits Committee, the Board of Directors of the Company, or the Compensation Committee of the Board of Directors, (ii) to ascertain that any instructions it receives from any such body are consistent with the Plans; (iii) to determine whether any action taken hereunder is consistent with the terms of the Plan or Plans; or (iv) to resolve any ambiguity or inconsistency between the terms of this Trust and the terms of any Plan.

     (b) Trustee shall have, without exclusion, all powers conferred on Trustees by applicable law, unless expressly provided otherwise herein, provided, however, that if an insurance policy is held as an asset of the Trust, Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.

     (c) Notwithstanding any powers granted to Trustee pursuant to this Trust Agreement or to applicable law, Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

     SECTION 9.   COMPENSATION AND EXPENSES OF TRUSTEE.
                  ------------------------------------

     Company shall pay all administrative and Trustee's fees and expenses. If not so paid, the fees and expenses shall be paid from the Trust.

     SECTION 10.  RESIGNATION AND REMOVAL OF TRUSTEE.
                  ----------------------------------

     (a) Hibernia National Bank shall be the trustee of the Trust. Any party serving as trustee of the Trust shall be referred to herein as the "Trustee."

     (b) Any Trustee may resign, and the Board of Directors of the Company may remove the Trustee, upon 30 days' written notice, one to the other. The Board of Directors of the Company shall fill any vacancy in the office of the Trustee. Any successor Trustee to Hibernia National Bank shall be a bank or trust company organized under the laws of the United States or any jurisdiction thereof, having a combined capital and surplus of at least $150,000,000, if there be such an institution willing, able and legally qualified to perform the duties of the Trustee hereunder.

     (c) Upon resignation or removal of Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within 30 days after receipt of notice of resignation, removal or transfer, unless Company extends the time limit.

     (d) If Trustee resigns or is removed, a successor shall be appointed, in accordance with this Section, by the effective date of resignation or removal under paragraph (b) of this section. If no such appointment has been made, Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

     SECTION 11.  AMENDMENT OR TERMINATION.
                  ------------------------

     (a) The Trust shall terminate on the date on which the Company certifies to the Trustee that payment of all Plan benefits to Plan participants (and their beneficiaries) has been completed and that there are no longer any Plan participants or beneficiaries who are entitled to benefits pursuant to the terms of the Plans which have not yet been paid. Any amendment to the Trust which purports to terminate the Trust at any earlier date shall be effective only if made in accordance with Section 11(b) or 11(c) hereof. Promptly upon termination of the Trust, any Trust assets remaining after the payment of Plan benefits and the Trustee's fees and expenses shall be paid to the Company (or to the respective Employers, as the case may be).

     (b) Prior to a Potential Change of Control, notwithstanding any other provision hereof, the Company may amend this Trust (including making an amendment which terminates the Trust), without the consent of the Plan participants by written instrument executed by the

Company and delivered to the Trustee; provided, however, that no amendment shall operate to deprive any participant or beneficiary of any rights accrued to them under the Trust prior to such amendment; and, provided, further, that the approval of the Trustee is required for any amendment that materially increases the duties of the Trustee.

     (c) Upon and after the occurrence of a Potential Change of Control, notwithstanding any other provision hereof, this Trust may be amended by the Company (including making an amendment which terminates the Trust), if consented to in writing by the Plan participants (or in the event of their deaths, their beneficiaries) who were Plan participants immediately prior to the Potential Change of Control ("Continuing Participants") and who at the time of such consent have unpaid Plan benefits equal to at least sixty-five percent (65%) of all unpaid Plan benefits of Continuing Participants; provided, however, that the written consent of the Continuing Participants shall not be required for any termination of the Trust or Trust amendment that does not adversely affect their rights. No amendment made upon or after a Change of Control can make the Trust revocable solely by the Company.

     SECTION 12.  POTENTIAL CHANGE OF CONTROL AND CHANGE OF CONTROL.
                  -------------------------------------------------

     (a) Overriding Provisions; Duty to Inform.  To the extent inconsistent with
         -------------------------------------
any other provision of this Trust document, the provisions of this Section 12 shall govern, except that the provisions of Section 3 hereof shall govern, if they become applicable. The board of directors of the Employer and the chief executive officer of the Employer shall each have the duty to inform the Trustee promptly in writing of the occurrence of any Potential Change of Control and of any Change of Control. The Trustee shall have no obligation to determine the occurrence of a Potential Change of Control or Change of Control hereunder.

     (b) Potential Change of Control.  For purposes of this Trust, a 'Potential
         ---------------------------
Change of Control' shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs (i), (ii) or (iii) shall have been satisfied:

          (i) the Company enters into an agreement, the consummation of which would result in the occurrence of a 'Change of Control' (as defined in Section 12(c) hereof);

          (ii) the Company or any Person (as defined in Section 12(d) hereof) publicly announces (including within a written statement made pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended from time to time) an intention to take or to consider taking actions which, if consummated, would constitute a Change of Control; or

          (iii) the Board adopts a resolution to the effect that, for purposes of this Trust, a Potential Change of Control has occurred.

     (c) Change of Control.  As used in this Section 12, 'Change of Control'
         -----------------
shall mean:

          (i) the acquisition by any 'Person' (as defined in Section 12(d) hereof) of 'Beneficial Ownership' (as defined in Section 12(d) hereof) of 30% or more of the outstanding Shares of the Company's Common Stock, $0.10 par value per share (the 'Common Stock') or 30% or more of the combined voting power of the Company's then outstanding securities; provided, however, that for purposes of this subsection 12(c)(i), the following shall not constitute a Change of
     Control:

               (A) any acquisition (other than a 'Business Combination' (as defined in Section 12(c)(iii) hereof) which constitutes a Change of Control under Section 12(c)(iii) hereof) of Common Stock directly from the Company,

               (B) any acquisition of Common Stock by the Company or its subsidiaries,

               (C) any acquisition of Common Stock by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or

               (D) any acquisition of Common Stock by any corporation pursuant to a Business Combination which does not constitute a Change of Control under Section 12(c)(iii) hereof; or

          (ii) individuals who, as of the effective date of this amendment to the Trust, constitute the Board (the 'Incumbent Board') cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of this amendment whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, unless such individual's initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board; or

          (iii) consummation of a reorganization, merger or consolidation (including a merger or consolidation of the Company or any direct or indirect subsidiary of the Company), or sale or other disposition of all or substantially all of the assets of the Company (a 'Business Combination'), in each case, unless, immediately following such Business Combination,

               (A) the individuals and entities who were the Beneficial Owners of the Company's outstanding Common Stock and the Company's voting securities entitled to vote generally in the election of directors immediately prior to such Business Combination have direct or indirect Beneficial Ownership, respectively, of more than 50% of the then outstanding shares of common stock, and more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the Post-Transaction Corporation (as defined in Section 12(d) hereof), and

               (B) except to the extent that such ownership existed prior to the

          Business Combination, no Person (excluding the Post-Transaction Corporation and any employee benefit plan or related trust of either the Company, the Post-Transaction Corporation or any subsidiary of either corporation) Beneficially Owns, directly or indirectly, 30% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or 30% or more of the combined voting power of the then outstanding voting securities of such corporation, and

               (C) at least a majority of the members of the board of directors of the Post-Transaction Corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          (iv) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

     (d) Other Definitions.  As used in Section 12(c) hereof, the following
         -----------------
words or terms shall have the meanings indicated:

          (i) Affiliate: 'Affiliate' (and variants thereof) shall mean a Person that controls, or is controlled by, or is under common control with, another specified Person, either directly or indirectly.

          (ii) Beneficial Owner: 'Beneficial Owner' (and variants thereof), with respect to a security, shall mean a Person who, directly or indirectly (through any contract, understanding, relationship or otherwise), has or shares (i) the power to vote, or direct the voting of, the security, and/or
     (ii) the power to dispose of, or to direct the disposition of, the security.

          (iii) Person: 'Person' shall mean a natural person or company, and shall also mean the group or syndicate created when two or more Persons act as a syndicate or other group (including, without limitation, a partnership or limited partnership) for the purpose of acquiring, holding, or disposing of a security, except that 'Person' shall not include an underwriter temporarily holding a security pursuant to an offering of the security.

          (iv) Post-Transaction Corporation: Unless a Change of Control includes a Business Combination (as defined in Section 12(c)(iii) hereof), 'Post-Transaction Corporation' shall mean the Company after the Change of Control. If a Change of Control includes a Business Combination, 'Post-Transaction Corporation' shall mean the corporation resulting from the Business Combination unless, as a result of such Business Combination, an ultimate parent corporation controls the Company or all or substantially all of the Company's assets either directly or indirectly, in which case, 'Post-Transaction Corporation' shall mean such ultimate parent corporation."

     SECTION 13.  MISCELLANEOUS.
                  -------------

     (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

     (b) Benefits payable to Plan participants and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

     (c) This Trust Agreement shall be governed by and construed in accordance with the laws of Louisiana.

     (d) All taxes levied against the Trust or its income or assets shall be paid by the Employers. Notwithstanding the foregoing, the Employers shall not be liable for any taxes assessed against Plan participants or their beneficiaries as a result of their coverage under or receipt of benefits from this Trust.

     SECTION 14.  ACCEPTANCE BY TRUSTEE.
                  ---------------------

     Hibernia National Bank in New Orleans accepts its appointment as Trustee under the Trust.

     Executed this   3rd   day of      January      ,     2000   .
                   -------        ------------------  -----------

                              TIDEWATER INC.


                              By:    /s/ Ken C. Tamblyn
                                   --------------------
                                   Ken C. Tamblyn
                                   Executive Vice President and Chief
                                   Financial Officer

     Executed this    7    day of    January  ,  2000.
                   -------        ------------  -----

                              HIBERNIA NATIONAL BANK


                              By:      /s/ Tracy Mandart
                                   ---------------------

                                 A C K N O W L E D G M E N T

STATE OF LOUISIANA

PARISH OF ORLEANS

     BEFORE ME, the undersigned Notary Public, personally came and appeared Ken

C. Tamblyn, who, being by me sworn, did depose and state that he signed the foregoing Second Restated Executives' Supplemental Retirement Trust as a free act and deed on behalf of Tidewater Inc. for the purposes therein set forth.

                                     /s/ Ken C. Tamblyn
                                  ----------------------------------


SWORN TO AND SUBSCRIBED BEFORE ME

THIS  3rd   DAY OF       January      , 2000.
     ------        -------------------  ----


              /s/ John C. Duplantier
    -----------------------------------------
              NOTARY PUBLIC
              John C. Duplantier
              Notary Public
              Duly Commissioned in Orleans Parish, LA
              Qualified for the State of La. at Large
              My Commission is Issued for Life

                                 A C K N O W L E D G M E N T

STATE OF LOUISIANA

PARISH OF ORLEANS

     BEFORE ME, the undersigned Notary Public, personally came and appeared Tracy Mandart, who, being by me sworn, did depose and state that he signed
-------------
the foregoing Second Restated Executives' Supplemental Retirement Trust as a free act and deed on behalf of Hibernia National Bank for the purposes therein set forth.

                                                  /s/ Tracy Mandart
                                               ----------------------------


SWORN TO AND SUBSCRIBED BEFORE ME

THIS 7th  DAY OF Jaunary, 2000.
     ---         -------  ----


                    /s/ Robert W. Clark
            ----------------------------------
                    NOTARY PUBLIC
                    Robert Wesley Clark
                    Notary Public and Attorney
                           Louisiana
                    My Commission is For Life